EXHIBIT C
FORM OF BORROWING BASE CERTIFICATE
[To be delivered with final form of Borrowing Base Calculations]
[___________], 20[__]
[LETTERHEAD OF M/I HOMES, INC.]

PNC BANK, NATIONAL ASSOCIATION, Administrative Agent
PNC Real Estate Finance
2 Tower Center, 18th Floor
East Brunswick, New Jersey 08816
Attention: Douglas G. Paul, Senior Vice President
Ladies/Gentlemen:
This Borrowing Base Certificate is delivered to you pursuant to Section [5.1(g)]1 [6.1(g)]2 of the Credit Agreement, dated as of July 18, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, including the Swingline Lender and the Issuing Lender (collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) and the other agents party thereto.

1.	[Name of officer signing on behalf of the Borrower] is a duly elected, qualified and acting Authorized Financial Officer of the Borrower; and

2.	The Borrowing Base as of ___________, 20__ (the “Report Date”) and the components thereof are calculated and set forth on Attachment 1 hereto.

[Signature page follows.]

1 For Borrowing Base Certificate delivered on the Closing Date.
2 For any Borrowing Base Certificate delivered subsequent to the Closing Date.

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ___ day of __________, 20__.
M/I HOMES, INC., an Ohio corporation
By:
Name:
Title:

Attachment 1
to Exhibit C
Borrowing Base Compliance Calculations

[See Attached.]

[Calculations to be provided by the Borrower.]